Exhibit 10.31

FOURTH AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (the “Amendment”) is made and dated as of March 28, 2016, and is entered into by and between REACHLOCAL, INC., a Delaware corporation, and each of its Domestic Subsidiaries (other than any FSHCO) and each of its Eligible Foreign Subsidiaries party to the Agreement (hereinafter collectively referred to as “Borrower”), the several banks and other financial institutions or entities from time to time parties to this Agreement (collectively, referred to as “Lender”), and HERCULES CAPITAL, INC., a Maryland corporation, (fka, Hercules Technology Growth Capital, Inc.) in its capacity as administrative agent for itself and the Lender (in such capacity, “Agent”).

RECITALS

A.     Borrower, Agent and Lender previously entered into that certain Loan and Security Agreement dated April 30, 2015, as amended pursuant to that certain First Amendment to Loan and Security Agreement dated as of August 3, 2015, that certain Second Amendment to Loan and Security Agreement dated as of November 9, 2015, and that certain Third Amendment to Loan and Security Agreement dated as of December 17, 2015 (as the same may be amended, restated, supplemented, or otherwise modified from time to time, the “Agreement”); and

B.     Borrower requests that a certain aspect of Permitted Investment as allowed under the Agreement be increased as provided in this Amendment, and Agent and Lender are willing to agree to such request.

AGREEMENT

NOW, THEREFORE, Borrower, Agent and Lender agree as follows:

1.     Unless otherwise defined herein, all capitalized terms shall have the meaning provided in the Agreement. The recitals set forth above are hereby incorporated by reference.

2.     As of the Effective Date (defined in Section 7, below), the definition of “Permitted Investment” in the Agreement is hereby amended and restated in its entirety in order to change the level of permitted investment under subclause (III) of Section (x) of such definition as follows:

“Permitted Investment” means: (i) Investments existing on the Closing Date which are disclosed in Schedule 1B; (ii) (a) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency or any State thereof maturing within one year from the date of acquisition thereof, (b) commercial paper maturing no more than one year from the date of creation thereof and currently having a rating of at least A-2 or P-2 from either Standard & Poor’s Corporation or Moody’s Investors Service, (c) certificates of deposit issued by any bank with assets of at least $500,000,000 maturing no more than one year from the date of investment therein, and (d) money market accounts; (iii) repurchases of stock from former and current employees, directors, or consultants of Borrower (a) under the terms of applicable repurchase agreements at the original issuance price of such securities in an aggregate amount not to exceed $250,000 in any fiscal year, provided that no Event of Default has occurred, is continuing or would exist after giving effect to the repurchases, and (b) in connection with transactions related to tax withholding obligations related to Borrower’s equity plans; (iv) Investments accepted in connection with Permitted Transfers; (v) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers arising in the ordinary course of Borrower’s business; (vi) Investments consisting of notes receivable of, or prepaid royalties and other credit extensions, to customers and suppliers who are not Affiliates, in the ordinary course of business, provided that this subparagraph (vi) shall not apply to Investments of Borrower in any Subsidiary; (vii) Investments consisting of loans not involving the net transfer on a substantially contemporaneous basis of cash proceeds to employees, officers or directors relating to the purchase of capital stock of Borrower pursuant to employee stock purchase plans or other similar agreements approved by Borrower’s Board of Directors; (viii) Investments consisting of travel advances in the ordinary course of business; (ix) Investments in Domestic Subsidiaries, provided that each such Domestic Subsidiary is either a party hereto or enters into a Joinder Agreement promptly after its formation by Borrower and executes such other documents as shall be reasonably requested by Agent; (x) Investments in Foreign Subsidiaries after the Closing Date (a) approved in advance in writing by Agent, or (b) not to exceed without Agent’s prior written consent in each case on a net basis after taking into account funds transferred from the applicable Foreign Subsidiary to Borrower during any fiscal year (except that for fiscal 2015, only such funds transferred after the Closing date) and excluding any non-cash intercompany charges or intercompany interest expense, if any, unless funded (I) 3,300,000 at any time outstanding in RL-Brazil in fiscal year 2015, (II) $1,700,000 in RL-Mexico at any time outstanding per year or $4,500,000 at any time outstanding in the aggregate during the term of the Agreement, and (III) $8,000,000 at any time outstanding in fiscal 2015, $5,500,000 at any time outstanding in fiscal 2016, and $4,000,000 at any time outstanding annually thereafter in all other Foreign Subsidiaries, not to exceed $18,000,000 at any time outstanding in the aggregate during the term of the Agreement, provided in all cases such funds are used in the ordinary course of business consistent with past practices, and shall be inclusive of and not in addition to the Permitted Indebtedness allowed in subclause (ix) of the definition of Permitted Indebtedness; (xi) joint ventures, strategic alliances, or other comparable collaborations in the ordinary course of Borrower’s business consisting of the non-exclusive licensing of technology, the development of technology or the providing of technical support permitted hereunder, provided that any Cash used by Borrower in connection with such Investments does not exceed $1,000,000 in the aggregate in any fiscal year; and (xii) additional Investments that do not exceed $500,000 in the aggregate.

3.     This Amendment shall not be deemed to constitute an amendment to the Agreement except as expressly provided in Section 2 hereof, and all other terms and conditions of the Agreement shall remain in full force and effect.

4.	Borrower hereby represents and warrants to Agent and Lender as follows:

(a)     Borrower has all requisite power and authority to execute this Amendment and any other agreements or instruments required hereunder and to perform all of its obligations hereunder, and this Amendment and all such other agreements and instruments have been duly executed and delivered by Borrower and constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

(b)     Other than the Subsidiaries listed on Schedule 1 of the Agreement, Borrower has no other Subsidiaries.

(c)     The execution, delivery and performance by Borrower of this Amendment and any other agreements or instruments required hereunder have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any material provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the certificate of incorporation or by-laws of Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or the Agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected.

(d)     No Event of Default exists under the Agreement, and all of Borrower’s representations and warranties contained in the Agreement are correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

5.          The execution of this Amendment and all other agreements and instruments related hereto shall not be deemed to be a waiver of any Event of Default under the Agreement, if any, or a waiver of any breach or default under any of the other Loan Documents, whether or not known to Agent or Lender and whether or not existing on the date of this Amendment.

6.          Borrower hereby reaffirms its agreement under the Agreement, to pay or reimburse Agent and Lender for all costs and expenses incurred by Agent and Lender in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, Borrower specifically agrees to pay all reasonable fees and disbursements of counsel to Agent and Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Payment of such amount shall be made by wire transfer in same day funds to Agent. Borrower hereby agrees that Lender may, at any time or from time to time in its sole discretion and without further authorization by Borrower, apply the proceeds of any loan, for the purpose of paying any such unpaid fees, disbursements, costs and expenses.

7.          This Agreement shall become effective on payment of the amounts specified in Section 6 hereof (the “Effective Date”).

8.     Borrower, for itself and on behalf of its Subsidiaries, respective legal representatives and successors and assigns, hereby releases Agent, Lenders and all of their Affiliates, shareholders, partners, predecessors, employees, officers, directors, attorneys, parent corporations, subsidiaries, agents, participants, assignees, servicers and receivers (collectively, the “Released Parties”), except for claims, disputes, differences, liabilities and obligations arising under this Amendment, the Agreement and the other Loan Documents after the date hereof, from any and all known and unknown claims, disputes, differences, liabilities and obligations of any and every nature whatsoever that Borrower, Guarantor or any of them may have or claim, as of the date hereof or as of any prior date, against any one or more of the Released Parties arising from, based upon or related to the Loan Documents, or any other agreement, understanding, action or inaction whatsoever with regard to the Loan Documents or any transaction or matter related thereto, including, without limitation, the origination and servicing the Term Loan and the enforcement or attempted enforcement of any rights or remedies for default or asserted default under the Loan Documents (collectively, the “Released Claims”).

9.     Borrower further acknowledges and agrees that the Released Claims include, among other things, all claims arising out of or with respect to any and all transactions relating to the Loan Documents based on any fact, act, inaction, or other occurrence or nonoccurrence on or prior to the date hereof, including, without limitation, any breach of fiduciary duty or duty of fair dealing, breach of confidence, breach of loan commitment, undue influence, duress, economic coercion, conflict of interest, negligence, bad faith, malpractice, violation of the Racketeer Influenced and Corrupt Organizations Act, violation of any other statute, ordinance or regulation, intentional or negligent infliction of mental or emotional distress, tortious interference with contractual relations or prospective business advantage, tortious interference with corporate governance, breach of contract, bad practices, unfair competition, libel, slander, conspiracy or any claim for wrongfully accelerating the Term Loan or attempting to foreclose on, or obtain a receiver for, any collateral for the Term Loan and all statutory claims and causes of action of every nature.

10.     In connection with the release contained in Sections 8 through 14 (the “Release”), Borrower acknowledges that it is aware that it may hereafter discover facts in addition to or different from those that it now knows or believes to be true with respect to the Released Claims, but that it is Borrower’s intention hereby fully, finally and forever to settle and release all claims, disputes, differences, liabilities and obligations, known or unknown, suspected or unsuspected, that now exist, may exist or heretofore have existed by Borrower, its Subsidiaries, respective legal representatives and successors and assigns against any one or more of the Released Parties. In furtherance of that intention, the Release contained in this Amendment shall be and remain in effect as a full and complete release notwithstanding the discovery of the existence of any such additional or different facts.

11.     The Release contained in this Amendment shall be effective and irrevocable upon the execution of this Amendment by Agent, Lender and Borrower and shall be deemed affirmed and restated upon, and effective as of, the Effective Date without any further documentation.

12.     BORROWER AGREES AND ACKNOWLEDGES THAT THE RELEASED CLAIMS ARE NOT LIMITED TO MATTERS THAT ARE KNOWN OR DISCLOSED TO BORROWER AND THAT THE RELEASED CLAIMS INCLUDE ALL CLAIMS, DISPUTES, DIFFERENCES, LIABILITIES AND OBLIGATIONS THAT BORROWER, ITS SUBSIDIARIES, RESPECTIVE LEGAL REPRESENTATIVES AND SUCCESSORS AND ASSIGNS DO NOT KNOW OR SUSPECT TO EXIST AS OF THE DATE HEREOF. BORROWER UNDERSTANDS THAT IT IS GIVING UP ALL RIGHTS AND CLAIMS AGAINST AGENT AND LENDER AND THE OTHER RELEASED PARTIES, KNOWN OR UNKNOWN, THAT ARE IN ANY WAY RELATED TO THE COLLATERAL OR THE LOAN.

13.     THE PARTIES SPECIFICALLY ALLOCATE THE RISK OF ANY MISTAKE IN ENTERING INTO THE RELEASE TO THE PARTY OR PARTIES CLAIMING TO HAVE BEEN MISTAKEN.

14.     Borrower acknowledges having read and understood and hereby waives the benefits of Section 1542 of the California Civil Code, which provides as follows (and hereby waives the benefits of any similar law of the state that may be applicable):

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

15.     This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. The provisions of Section 11 of the Agreement shall be deemed incorporated herein by reference, mutatis mutandis.

(signatures provided on the next page)

IN WITNESS WHEREOF, Borrower, Subsidiary, Agent and Lender have duly executed and delivered this Fourth Amendment to Loan and Security Agreement as of the date and year first above written.

BORROWER:

ReachLocal, Inc.

Signature:	Ross G. Landsbaum
Print Name:	Ross G. Landsbaum
Title:	Chief Financial Officer

Bizzy, Inc.

Signature:	Ross G. Landsbaum
Print Name:	Ross G. Landsbaum
Title:	Chief Financial Officer

Kickserv, Inc.

Signature:	Ross G. Landsbaum
Print Name:	Ross G. Landsbaum
Title:	Chief Financial Officer

ReachLocal DP, Inc.

Signature:	Ross G. Landsbaum
Print Name:	Ross G. Landsbaum
Title:	Chief Financial Officer

ReachLocal Canada, Inc.

Signature:	Ross G. Landsbaum
Print Name:	Ross G. Landsbaum
Title:	Chief Financial Officer

ReachLocal International, Inc.

Signature:	Ross G. Landsbaum
Print Name:	Ross G. Landsbaum
Title:	Chief Financial Officer

DealOn, LLC

Signature:	Ross G. Landsbaum
Print Name:	Ross G. Landsbaum
Title:	Chief Financial Officer

IN WITNESS WHEREOF, Borrower, Subsidiary, Agent and Lender have duly executed and delivered this Fourth Amendment to Loan and Security Agreement as of the date and year first above written.

ReachLocal International GP LLC

Signature:	Ross G. Landsbaum
Print Name:	Ross G. Landsbaum
Title:	Chief Financial Officer

IN WITNESS WHEREOF, Borrower, Subsidiary, Agent and Lender have duly executed and delivered this Fourth Amendment to Loan and Security Agreement as of the date and year first above written.

Accepted in Palo Alto, California:

LENDER:

HERCULES CAPITAL, INC.

Signature:	/s/ Jennifer Choe
Print Name:	Jennifer Choe
Title:	Assistant General Counsel

AGENT:

HERCULES CAPITAL, INC.

Signature:	/s/ Jennifer Choe
Print Name:	Jennifer Choe
Title:	Assistant General Counsel

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